UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): June 1, 2004

DIRECTV HOLDINGS LLC

DIRECTV FINANCING CO., INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

333-106529	DIRECTV Holdings LLC - 25-1902628 DIRECTV Financing Co., Inc. - 59-3772785
(Commission File Number)	(I.R.S. Employer Identification No.)

2230 East Imperial Highway El Segundo, California	90245
(Address of Principal Executive offices)	(Zip Code)

(310) 964-5000

(Registrant’s Telephone Number, Including Area Code

Not Applicable

(Former Name or Former Address, if changed Since Last Report)

Item 5. Other Events.

As previously disclosed in the Registrant’s Current Report on Form 8-K, filed on June 2, 2004, in connection with the termination of the DBS Distribution Agreement, dated as of April 10, 1992, as amended, by and between DIRECTV, Inc., as assignee of Hughes Communications Galaxy, Inc., and National Rural Telecommunications Cooperative (NRTC), DIRECTV extended an offer to NRTC members who participated in the previously announced class action settlement pursuant to a Member Offer Agreement that allows such members to either enter into new direct contracts with DIRECTV to continue as exclusive providers of DIRECTV service in their territories through as long as June 30, 2011, or, alternatively, sell existing contracts rights to DIRECTV.

A copy of the Member Offer Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits.

Exhibit No.	Exhibit
10.1	Member Offer Agreement

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

DIRECTV HOLDINGS LLC

Date:	June 2, 2004	By:	/s/ Michael W. Palkovic
		Name:	Michael W. Palkovic
		Title:	Executive Vice President and Chief Financial Officer

DIRECTV FINANCING CO., INC.

Date:	June 2, 2004	By:	/s/ Michael W. Palkovic
		Name:	Michael W. Palkovic
		Title:	Executive Vice President and Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Exhibit
10.1	Member Offer Agreement

4